Exhibit 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1999 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                          /s/ Norman I. Botwinik
                                                           _____________________
                                                              Norman I. Botwinik





January 24, 2000

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1999 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                         /s/ Aaron I. Fleischman
                                                             ___________________
                                                             Aaron I. Fleischman





January 31, 2000

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1999 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                           /s/ Stanley Harfenist
                                                              __________________
                                                               Stanley Harfenist





January 18, 2000

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1999 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                             /s/ Andrew N. Heine
                                                             ___________________
                                                                 Andrew N. Heine





January 24, 2000

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1999 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                           /s/ John L. Schroeder
                                                           _____________________
                                                               John L. Schroeder





February 7, 2000

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1999 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                              /s/ Robert D. Siff
                                                              __________________
                                                                  Robert D. Siff





January 25, 2000

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1999 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                           /s/ Robert A. Stanger
                                                           _____________________
                                                               Robert A. Stanger





January 24, 2000

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1999 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                   /s/ Charles H. Symington, Jr.
                                                       _________________________
                                                       Charles H. Symington, Jr.





January 25, 2000

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1999 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                              /s/ Edwin Tornberg
                                                              __________________
                                                                  Edwin Tornberg





February 7, 2000

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1999 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                                  /s/ Claire Tow
                                                                   _____________
                                                                      Claire Tow





March 13, 2000

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1999 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                                 /s/ Leonard Tow
                                                                   _____________
                                                                     Leonard Tow





January 24, 2000